Subsequent Event	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Event

26. SUBSEQUENT EVENT

Acquisition of Getrag

In the third quarter of 2015, the Company signed an agreement to acquire 100% of the common shares and voting interest of the Getrag Group of Companies [“Getrag”]. Getrag is a global supplier of automotive transmission systems including manual, automated-manual, dual clutch, hybrid and other advanced systems. The transaction was completed on January 4, 2016.

The total consideration transferred by the Company was approximately €1.75 billion in cash, and is subject to working capital and other customary purchase price adjustments. The acquisition of Getrag will be accounted for as a business combination under the acquisition method of accounting. The Company will record the assets acquired and liabilities assumed at their fair values as of the acquisition date. Due to the limited amount of time since the acquisition date, the preliminary acquisition valuation for the business combination is incomplete at this time. As a result, the Company is unable to provide the amounts recognized as of the acquisition date for the major classes of assets acquired and liabilities assumed, including the information required for valuation of intangible assets and goodwill.